                                                                    EXHIBIT 10.4
                                                                    ------------
                                FOURTH AMENDMENT
                                       TO
                         ATS FACILITY B LOAN AGREEMENT


  THIS FOURTH AMENDMENT TO ATS FACILITY B LOAN AGREEMENT (this "Amendment"),
                                                                ---------
dated as of the 9th  day of July, 1999 (the "Amendment Date"), by and among
                                             --------------
AMERICAN TOWER, L.P., a Delaware limited partnership, and AMERICAN TOWERS, INC., a Delaware corporation (collectively, the "Borrower"), the FINANCIAL
                                           --------
INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Banks (as defined in
                           --------------------
the Loan Agreement defined below);

                              W I T N E S S E T H:
                              -------------------

   WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain ATS Facility B Loan Agreement dated as of June 16, 1998, as amended by that certain First Amendment to ATS Facility B Loan Agreement dated as of October 30, 1998, that certain Second Amendment and Waiver to ATS Facility B Loan Agreement dated as of February 8, 1999 and that certain Third Amendment to ATS Facility B Loan Agreement dated as of May 27, 1999 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and
                                                  --------------

   WHEREAS, the Borrower has requested, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain amendments to the Loan Agreement as provided herein;

   NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

    1.  Amendments to Article 1.
        -----------------------

    (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by adding the following new definitions of "Broker/Dealer" and "communications
                                         -------------       --------------
site" thereto in appropriate alphabetical order:
----

          "'Broker/Dealer' shall mean, with respect to any Investment or
            -------------
     Acquisition permitted under Section 7.6(a) hereof, (a) any broker/dealer (acting as principal) registered as a broker or a dealer under Section 15 of the Exchange Act, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition or (b) an unrated, broker/dealer, acting as principal, that is a wholly-owned Subsidiary of a non-bank or bank holding company, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition."

          "'communications site' shall mean (a) any undeveloped real property
            -------------------
     and (b) communication towers which have no bona fide customers on the date of acquisition thereof."


     (b)  Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                           -----------
deleting the definitions of "Fixed Charges Coverage Ratio" and "Subsidiary" in
                             ----------------------------       ----------
their entirety and by substituting the following in lieu thereof in appropriate alphabetical order:

          "'Fixed Charges Coverage Ratio' shall mean, as of any calculation
            ----------------------------
     date, the ratio of (a) the sum of (i) Annualized Operating Cash Flow as of the most recently completed fiscal quarter, plus (ii) the sum of (A) the
                                                 ----
     amount of unused Commitments as of such date under this Agreement and the ATS Facility A Loan Agreement which could be borrowed on such date in compliance with Section 7.8 hereof, plus, (B) to the extent then reflected
                                         ----
     as net cash on the balance sheet of either Borrower, the net cash proceeds of any equity issued, directly or indirectly, by either Borrower and received by either Borrower from the Parent (after deducting any portion thereof applied to the Loans or the Facility A Loans) to (b) Fixed Charges."

          "'Subsidiary' shall mean, as applied to any Person, (a) any
            ----------
     corporation of which no less than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which no less than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, provided, however, that if such Person and/or such Person's
                     --------  -------
     Subsidiaries directly or indirectly own no more than fifty percent (50%) of such Subsidiary's ownership interests, then such Subsidiary's operating or governing documents must require (i) such Subsidiary's net cash after the establishment of reserves be distributed to its equity holders no less frequently than quarterly and (ii) the consent of such Person and/or such Person's Subsidiaries to amend or otherwise modify the provisions of such operating or governing documents requiring such distributions, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person."

     2.  Amendment to Article 7. Section 7.6 of the Loan Agreement, Investments
         ----------------------                                     -----------
and Acquisitions, is hereby amended by deleting subsections (a), (b) and (c)
----------------
thereof in their entirety and by substituting the following in lieu thereof:

               "(a) directly or through a brokerage account or investment adviser (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper and other short-term obligations and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and whose issuer is, at the time of purchase, rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, (A) a United States national or state bank (or any domestic branch of a foreign bank) subject to supervision and examination by federal or state banking or depository institution authorities and having capital, surplus and undivided profits totaling more than $100,000,000 and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of The McGraw-Hill, Companies, Inc., or (B) a Broker/Dealer, and (iv) invest in money market funds having a rating from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group, a division of The McGraw-Hill, Companies, Inc. in the highest investment category granted thereby;

               (b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries of up to, in the aggregate, at any time, the sum of (i) $60,000,000 with loans borrowed under this Agreement or the ATS Facility B Loan Agreement, and (ii) equity proceeds not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(c) and (d) hereof;

               (c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided, however, that Acquisitions of communications sites, tower
          --------  -------
          management businesses and other services businesses, such as construction and teleport businesses, shall not exceed, in the aggregate, at any time, the sum of (i) $50,000,000 and (ii) equity proceeds not used to pay the Separation Obligations after the Agreement Date or to make Investments permitted under Sections 7.6(b) and (d) hereof;"

     3.   No Other Amendment or Waiver. Except for the amendments set forth
          ----------------------------
above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4.   Representations and Warranties.  The Borrower hereby represents
          ------------------------------
and warrants in favor of each of the Administrative Agent and each Bank that the representations and warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

     5.   Condition Precedent.  The effectiveness of this Amendment is
          -------------------
subject to the receipt by the Administrative Agent of counterparts hereof executed by the Banks and the Borrower and of all documents, instruments, consents or items which the Administrative Agent shall deem appropriate in connection herewith.

     6.   Loan Documents.  This document shall be deemed to be a Loan
          --------------
Document for all purposes under the Loan Agreement and the other Loan Documents.

     7.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     8.   Governing Law.  This Amendment shall be construed in accordance
          -------------
with and governed by the laws of the State of New York.

     9.   Severability.  Any provision of this Amendment which is
          ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P.

                         By ATC GP INC.


                         By:  /s/ Joseph Winn
                              ---------------------------------------

                              Title:   Chief Financial Officer
                                    ---------------------------------


                         AMERICAN TOWERS, INC.


                         By:  /s/ Joseph Winn
                              ---------------------------------------

                              Title:   Chief Financial Officer
                                    ---------------------------------



ADMINISTRATIVE AGENT
AND BANKS:               TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and the Banks and as a Bank


                         By:  /s/ Jeffery R. Lents
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------



                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank


                         By:  /s/ Anthony M. Cacheria
                              ---------------------------------------

                              Title:   Authorized Signatory
                                    ---------------------------------

                         BANK OF MONTREAL, as a Bank


                         By:  /s/ Sarah Kim
                              ---------------------------------------

                              Title:   Director
                                    ---------------------------------



                         THE BANK OF NEW YORK, as a Bank


                         By:  /s/ Geoffrey C. Brooks
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------



                         THE BANK OF NOVA SCOTIA, as a Bank


                         By:  /s/ Paul A. Weissenberger
                              ---------------------------------------

                              Title:   Authorized Signatory
                                    ---------------------------------



                         BANK OF SCOTLAND, as a Bank


                         By:  /s/ Janet Taffe
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------



                         BANKBOSTON, N.A., as a Bank


                         By:  /s/ Lenny Mason
                              ---------------------------------------

                              Title:   Director
                                    ---------------------------------

                         BANKERS TRUST COMPANY, as a Bank


                         By:  /s/ Gregory Shefrin
                              ---------------------------------------

                              Title:   Principal
                                    ---------------------------------



                         BARCLAYS BANK, PLC, as a Bank


                         By:  /s/ Craig J. Lewis
                              ---------------------------------------

                              Title:   Director
                                    ---------------------------------



                         THE CHASE MANHATTAN BANK, as a Bank


                         By:  /s/ William E. Rottino
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------



                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank


                         By:  /s/ J. E. Palmer
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         CITY NATIONAL BANK, as a Bank


                         By:  /s/ David J. Allen
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------

                         COBANK, ACB, as a Bank


                         By:  /s/ John Cole
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                         By:  /s/ Mark D. Thorsheim
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         CREDIT SUISSE FIRST BOSTON, as a Bank


                         By:  /s/ Todd C. Morgan
                              ---------------------------------------

                              Title:   Director
                                    ---------------------------------


                         By:  /s/ Chris T. Horgan
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         CRESTAR BANK, as a Bank


                         By:  /s/ Thomas Palmer
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank


                         By:  /s/ Patrick A. Keleher
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         By:  /s/ Brian E. Haughney
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank


                         By:  /s/ Christopher L. Smith
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         FLEET NATIONAL BANK, as a Bank


                         By:  /s/ Amy B. Peden
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                         By:  /s/ Mark F. Mylon
                              ---------------------------------------

                              Title:   Manager of Operations
                                    ---------------------------------

                         THE HOWARD BANK, N.A., as a Bank


                         By:  /s/ Michael W. Quinn
                              ---------------------------------------

                              Title:   Senior Vice President
                                    ---------------------------------


                         KEY CORPORATE CAPITAL INC., as a Bank


                         By:  /s/ Kenneth J. Keeler
                              ---------------------------------------

                              Title:   Senior Vice President
                                    ---------------------------------


                         LEHMAN COMMERCIAL PAPER INC., as a Bank


                         By:  /s/ Michele Swanson
                              ---------------------------------------

                              Title:   Authorized Signatory
                                    ---------------------------------


                         MELLON BANK, N.A., as a Bank


                         By:  /s/ Henry S. Beukema
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                         By:  /s/ John H. Phillips
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                         By:  /s/ Beatrice E. Kossodo
                              ---------------------------------------

                              Title:   Senior Vice President
                                    ---------------------------------


                         NATIONAL BANK OF CANADA, as a Bank


                         By:  /s/ Theresa White
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         By:  /s/ James Drum
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         PNC BANK, NATIONAL ASSOCIATION, as a Bank


                         By:  /s/ Kristen E. Talaber
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         STATE STREET BANK AND TRUST COMPANY, as a Bank


                         By:  /s/ Edward C. Thaute
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------

                         UNION BANK OF CALIFORNIA, N.A., as a Bank


                         By:  /s/ Stender E. Sweeney
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         US TRUST, as a Bank


                         By:  /s/ Daniel G. Eastman
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         WEBSTER BANK, as a Bank


                         By:
                              ---------------------------------------

                              Title:
                                    ---------------------------------